MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the April 10, 1998 Determination Date

                      For the March 1998 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is April 10, 1998, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   407,401,425.28

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    37,756,063.85

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   369,645,361.43

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 2,564,055,379.29

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  128,595,131.04

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of April 1998.

PEOPLE'S BANK
Servicer

By : /s/Lisa Brooks
     Name:  Lisa Brooks
     Title: Vice President

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 1994-2

                    For the April 10, 1998 Determination Date

                      For the March 1998 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    53,494,056.34

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-2 was equal
    to......................................................$       995,843.93

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1994-2 was equal to...$    52,498,212.41

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    28,138,701.07

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    27,142,857.14

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    27,142,857.14

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1994-2 on the next succeeding Transfer
    Date is equal to........................................$        37,030.45

   (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
   Transfer Date is equal to................................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$    27,142,857.14
    Payable in respect of interest.........................$       264,077.38
    Total..................................................$    27,406,934.52

    Class B Certificateholders
    Payable in respect of principal........................$             0.00
    Payable in respect of interest.........................$       101,458.33
    Total..................................................$       101,458.33

8.   No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1995-1

                    For the April 10, 1998 Determination Date

                      For the March 1998 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    57,860,448.94

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1995-1 was equal
    to......................................................$     5,362,236.53

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1995-1 was equal to...$    52,498,212.41

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     5,362,236.53

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
   be.......................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on the next succeeding Transfer
    Date is equal to........................................$       199,394.52

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
    Transfer Date is equal to...............................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,864,375.00
    Total..................................................$      1,864,375.00

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        100,625.00
    Total..................................................$        100,625.00

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                    For the April 10, 1998 Determination Date

                      For the March 1998 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    57,860,448.94

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
    to......................................................$     5,362,236.53

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1996-1 was equal to....$    52,498,212.41

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     5,362,236.53

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1 on the next succeeding Transfer
    Date is equal to........................................$       199,394.52

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,843,677.08
    Total..................................................$      1,843,677.08

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        104,781.25
    Total..................................................$        104,781.25

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-1

                    For the March 10, 1998 Determination Date

                      For the February 1998 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    72,325,561.17

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-1 was equal
    to......................................................$     6,702,795.66

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-1 was equal to....$    65,622,765.51

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     6,702,795.66

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-1 on the next succeeding Transfer
    Date is equal to........................................$       249,243.09

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      2,056,822.92
    Total..................................................$      2,056,822.92

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        168,960.94
    Total..................................................$        168,960.94

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        150,221.36
    Total..................................................$        150,221.36

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the April 10, 1998 Determination Date

                      For the March 1998 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    72,325,561.17

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$     6,702,795.66

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    65,622,765.51

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     6,702,795.66

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$       249,243.09

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      2,060,364.58
    Total..................................................$      2,060,364.58

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        169,242.19
    Total..................................................$        169,242.19

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        162,434.90
    Total..................................................$        162,434.90

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the April 10, 1998 Determination Date

                      For the March 1998 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$            0.00

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$            0.00

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$            0.00

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$      889,126.39

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$             0.00

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        777,323.75
    Total..................................................$        777,323.75

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         63,288.75
    Total..................................................$         63,288.75

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         48,513.89
    Total..................................................$         48,513.89

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       42
Monthly Period Ended                                           March 31, 1998
Distribution Date                                              April 15, 1998
Determination Date                                             April 10, 1998
Number of Days in Period                                                   30

1.  Trust Activity Series 1994-2

    Beginning of Month - Aggregate Principal Receivables      2,816,441,508.86

    Principal Collections on the Receivables                    369,645,361.43

    Finance Charge Collections on the Receivables                37,756,063.85

    Receivables in Defaulted Accounts                            12,132,057.18

    End of Month - Aggregate Principal Receivables            2,564,055,379.29

    Investor Interest Series 1994-2                              47,142.857.16
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Investor Interest Series 1997-1                             500,000,000.00
    Investor Interest Series 1997-2                             500,000,000.00
    Investor Interest Series 1998-1                             400,000,000.00
    Seller Principal Receivables                                316,912,522.13

    Total Investor Percentage with respect to...
                           Finance Charges                          1.8386053%
                           Charged-Off Accounts                     1.8386053%
                           Principal Receivables                    2.9250538%

    Class A Percentage with respect to...
                           Finance Charges                          1.0585909%
                           Charged-Off Accounts                     1.0585909%
                           Principal Receivables                    2.1450395%

    Class B Percentage with respect to...
                           Finance Charges                          0.7800144%
                           Charged-Off Accounts                     0.7800144%
                           Principal Receivables                    0.7800144%

    Seller Percentage with respect to ...
                           Finance Charges                         12.3598158%
                           Charged-Off Accounts                    12.3598158%
                           Principal Receivables                   11.2733672%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                    727,732.10

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)                  264,077.38
     Unpaid Class A Monthly Cap Interest                                  0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  90,476.19
     Unpaid Class A Monthly Servicing Fee                                 0.00

    Class A Investor Default Amount                                 233,840.25

     Unpaid Class A Investor Default Amount                               0.00

    Unreimbursed Class A Investor Charge-offs                             0.00
     Unpaid unreimbursed Class A Investor Charge-offs                     0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                    139,338.28

    Class A Required Amount                                               0.00

    Class B Available Finance Charge Collections                    268,111.83

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  101,458.33
      Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  33,333.33
      Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                  86,151.67
     Unpaid Class B Investor Default Amount                               0.00

    Unreimbursed Class B Investor Charge-offs                             0.00
     Unpaid unreimbursed Class B Investor Charge-offs                     0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                     47,168.50

    Class B Required Amount                                               0.00

    Total Excess Spread                                             186,506.78

    Excess Spread used to satisfy Class A Required Amount                 0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                      0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                        0.00
     Remaining Class A Required Amount                                    0.00

    Excess Spread used to satisfy Class B Required Amount                 0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                        0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                      0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                        0.00
     Remaining Class B Required Amount                                    0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                               0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Monthly Cap Interest                                               0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Monthly Servicing Fee                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Investor Default Amount                                            0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                          0.00
      Remaining Class A Required Amount                                   0.00

    Cash Collateral Withdrawal used to satisfy remaining Class A
     Required Amount                                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                       0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Investor Default Amount                                    0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                          0.00
      Remaining Class A Required Amount                                   0.00

    Class B Reallocated Principal Collections used to satisfy remaining
     Class A Required Amount                                              0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                      0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                     0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                   0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs         0.00
      Remaining Class A Required Amount                                   0.00

    Class B Investor Interest used to satisfy remaining Class A
     Required Amount                                                      0.00
    Class B Investor Interest used to satisfy remaining unpaid
     Class A Monthly Cap Interest                                         0.00
    Class B Investor Interest used to satisfy remaining unpaid
     Class A Monthly Servicing Fee                                        0.00
    Class B Investor Interest used to satisfy remaining unpaid
     Class A Investor Default Amount                                      0.00
    Class B Investor Interest used to satisfy remaining unpaid
     unreimbursed Class A Investor Charge-offs                            0.00
    Remaining Class A Required Amount                                     0.00

    Shared Finance Charges used to satisfy remaining Class B Required
     Amount                                                               0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                       0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                          0.00
      Remaining Class B Required Amount                                   0.00

    Cash Collateral Withdrawal used to satisfy remaining Class B
     Required Amount                                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                       0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Investor Default Amount                                    0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                          0.00
      Remaining Class B Required Amount                                   0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                        0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                        0.00

    Excess Spread used to satisfy reimbursements of Class B
     Investor Interest                                                    0.00

    Excess Spread used to satisfy deposits into Required Cash Collateral
     Account                                                              0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                             0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                             0.00

    Excess Spread used to satisfy payments per Loan Agreement       186,506.78

    Excess Spread used to satisfy Class A Excess Interest                 0.00

    Excess Spread used to satisfy Class B Excess Interest                 0.00

    Remaining Excess Spread after funding Spread Account
     (Shortfall) (dollars)                                          186,506.78
    Remaining Excess Spread after funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       3.01%

    Class A Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                 0.00

    Class A Charge-offs                                                   0.00
    Unreimbursed Class A Charge Offs                                      0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment       0.00

    Class A Monthly Servicing Fee Shortfall                               0.00

    Class B Investor Certificate Interest Shortfall                       0.00

    Class B Charge-offs                                                   0.00
    Unreimbursed Class B Charge Offs                                      0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment       0.00

    Class B Monthly Servicing Fee Shortfall                               0.00

    Available Principal Collections                              52,498,212.41

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                  27,142,857.14

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                           0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                  25,675,347.19

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Class B Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                                  0.00

    Required Shared Finance Charge Collections for other
     Series                                                          48,513,89
    Deposit of Shared Finance Charge Collections for other
     Series                                                           1,868.61

    Total Distribution to Class A Investors                      27,406,934.52
    Total Distribution to Class A Investors per $1,000 Invested          72.12

    Total Distribution to Class B Investors                         101,458.33
    Total Distribution to Class B Investors per $1,000 Invested           5.07

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                          5.83750%
    Class A Interest Rate Cap Provider Deposit                            0.00

    Previous Month's Class A Deficiency Amount                            0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                               0.00

    This Month Class A Certificate Interest                         264,077.38

    Expected Class A Principal                                   54,285,714.30
    This Month Class A Cap Shortfall                                      0.00
    Class A Excess Interest                                               0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                             264,077.38
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                  0.69

    Class B Certificate Rate                                          6.08750%
    Class B Interest Rate Cap Provider Deposit                            0.00

    Previous Month's Class B Deficiency Amount                            0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                               0.00

    This Month Class B Certificate Interest                         101,458.33

    Expected Class B Principal                                   20,000,000.00
    This Month Class B Cap Shortfall                                      0.00
    Class B Excess Interest                                               0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             101,458.33
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                  5.07

    Total Certificate Interest Distributable to
     Certificateholders                                             365,535.71
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                  0.91

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                  74,285,714.30

    Beginning Class A Interest                                   54,285,714.30

    Class A Available Principal Collections                      49,873,301.79
    Class A Monthly unreimbursed Charge-Offs                              0.00
    Total Class A Monthly Principal                              50,107,142.04

    Class A Monthly Principal Reinvested in Receivables          22,964,284.90

    Class A Controlled Amortization Amount                       27,142,857.14

    Maximum Monthly Principal to Class A Certificateholders      27,142,857.14

    Class A Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class A Certificateholders      27,142,857.14
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                          71.43

    Beginning Class B Interest                                   20,000,000.00

    Class B Available Principal Collections                       2,624,910.62
    Class B Monthly unreimbursed Charge-Offs                              0.00
    Total Class B Monthly Principal                               2,711,062.29

    Class B Reallocated Principal Collections                             0.00
    Prior Month's Cumulative Class B Reallocated Principal
     Collections                                                          0.00
    Class B Reallocated Investor Interest                                 0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest        0.00

    Class B Monthly Principal Reinvested in Receivables           2,711,062.29

    Class B Controlled Amortization Amount                                0.00

    Maximum Monthly Principal to Class B Certificateholders               0.00

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00
    Draw on Shared Principal Collections from other Series                0.00

    Class B Deficit Controlled Amortization Amount                        0.00

    Monthly Principal Payable to Class B Certificateholders               0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment   0.00

    Ending Investor Interest                                     47,142,857.16
    Ending Class A Interest                                      27,142,857.16
    Ending Class B Interest                                      20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal Amount
      to 7 decimal places)                                           0.1178571

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                           54,285,714.30
   Beginning Class B Investor Interest                           20,000,000.00
   Beginning Investor Interest                                   74,285,714.30

   Class A Monthly Servicing Fee                                     90,476.19
   Class B Monthly Servicing Fee                                     33,333.33
   Total Monthly Servicing  Fee                                     123,809.52

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                   12,000,000.00

    Required Cash Collateral Account Amount                      12,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement       186,506.78

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account          58,506.67

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount     (Dollars)               12,000,000.00
    Available Cash Collateral Amount     (Percentage)                   16.15%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                              102,366,759.11
                           Percent Dollars                               3.99%
                           Number of Accts                              34,206
                           Percent Number of Accts                       2.00%

    31-60 days past due    Dollars                               27,078,864.96
                           Percent Dollars                               1.06%
                           Number of Accts                               7,921
                           Percent Number of Accts                       0.46%

    61-90 days past due    Dollars                               19,124,000.85
                           Percent Dollars                               0.75%
                           Number of Accts                               5,100
                           Percent Number of Accts                       0.30%

    91-120 days past due   Dollars                               16,012,707.69
                           Percent Dollars                               0.62%
                           Number of Accts                               4,184
                           Percent Number of Accts                       0.24%

   121-150 days past due   Dollars                               13,606,715.31
                           Percent Dollars                               0.53%
                           Number of Accts                               3,389
                           Percent Number of Accts                       0.20%

   151-180 days past due   Dollars                               11,243,916.75
                           Percent Dollars                               0.44%
                           Number of Accts                               2,758
                           Percent Number of Accts                       0.16%

   181 + days past due     Dollars                               17,293,537.04
                           Percent Dollars                               0.67%
                           Number of Accts                               4,088
                           Percent Number of Accts                       0.24%

9. Base Rate Calculation

   Gross Yield                                                       16.09% (1)
   Percentage of Defaulted Accounts                                   5.17% (1)

   Portfolio Yield   (net of losses)                                 10.92% (1)

   Base Rate                                                          7.90%

   Excess of Portfolio Yield over Base Rate                           3.01% (1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Removed Accounts                                       165,250
    Number of Automatic Additonal Accounts                             2,906
    Ending Number of Accounts                                      1,712,370

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the removal of accounts to the Trust on March 2, 1998. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Removed Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 2nd removal included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                16.72%
Receivables in Defaulted Accounts:           5.37%
Portfolio Yield (net of losses):            11.35%
Excess of Portfolio Yield over Base Rate:

Series 1994-2:                               3.44%
Series 1995-1:                               3.45%
Series 1996-1:                               3.50%
Series 1997-1:                               3.64%
Series 1997-2:                               3.60%
Series 1998-1:                      Not Applicable


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      37
Monthly Period Ended                                          March 31, 1998
Distribution Date                                             April 15, 1998
Determination Date                                            April 10, 1998
Number of Days in Period                                                  30

1.  Trust Activity Series 1995-1

    Beginning of Month - Aggregate Principal Receivables     2,816,441,508.86(1)

    Principal Collections on the Receivables                   369,645,361.43

    Finance Charge Collections on the Receivables               37,756,063.85

    Receivables in Defaulted Accounts                           12,132,057.18

    End of Month - Aggregate Principal Receivables           2,564,055,379.29

    Investor Interest Series 1994-2                             47,142,857.16
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Investor Interest Series 1997-2                            500,000,000.00
    Investor Interest Series 1998-1                            400,000,000.00
    Seller Principal Receivables                               316,912,522.13

    Total Investor Percentage with respect to...
                           Finance Charges                        15.6002871%
                           Charged-Off Accounts                   15.6002871%
                           Principal Receivables                  15.6002871%

    Class A Percentage with respect to...
                           Finance Charges                        14.8202727%
                           Charged-Off Accounts                   14.8202727%
                           Principal Receivables                  14.8202727%

    Class B Percentage with respect to...
                           Finance Charges                         0.7800144%
                           Charged-Off Accounts                    0.7800144%
                           Principal Receivables                   0.7800144%

    Seller Percentage with respect to ...
                           Finance Charges                        12.3598158%
                           Charged-Off Accounts                   12.3598158%
                           Principal Receivables                  11.2733672%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,094,124.70


    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,864,375.00
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                633,333.33
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              1,636,881.76
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                   959,534,61

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   268,111.83

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                 100,625.00
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 33,333.33
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                 86,151.67
     Unpaid Class B Investor Default Amound                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                    48,001.83

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,007,536.44

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Principal Collections used to satisfy remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid Class A Monthly Cap Interest                               0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid Class A Monthly Servicing Fee                              0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid Class A Investor Default Amount                            0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class B
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class B
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining unpaid Class B
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy unpaid unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Investor
     Interest                                                            0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,007,536.44

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (dollars)                                         991,358.66
    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       2.97%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             52,498,212.41

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 54,221,245.84

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Required Shared Finance Charge Collections for other
     Series                                                         48,513.89
    Deposit of Shared Finance Charge Collections for other Series    9,932.40

    Total Distribution to Class A Investors                      1,864,375.00
    Total Distribution to Class A Investors per $1,000 Invested          4.91

    Total Distribution to Class B Investors                        100,625.00
    Total Distribution to Class B Investors per $1,000 Invested          5.03

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.88750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,864,375.00

    Expected Class A Principal                                 380,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,864,375.00
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.91

    Class B Certificate Rate                                         6.03750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        100,625.00

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            100,625.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 5.03

    Total Certificate Interest Distributable to
     Certificateholders                                          1,965,000.00
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.91

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 380,000,000.00

    Class A Available Principal Collections                     49,873,301.79
    Class A Monthly unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             51,510,183.55

    Class A Monthly Principal Reinvested in Receivables         51,510,183,55

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      2,624,910.62
    Class B Monthly unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,711,062.29

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal Collections   0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest       0.00

    Class B Monthly Principal Reinvested in Receivables          2,711,062.29

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    380,000,000.00
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         380,000,000.00
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 400,000,000.00

   Class A Monthly Servicing Fee                                   633,333.33
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,007,536.44

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         38,944.22

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             102,366,759.11
                           Percent Dollars                              3.99%
                           Number of Accts                             34,206
                           Percent Number of Accts                      2.00%

    31-60 days past due    Dollars                              27,078,864.96
                           Percent Dollars                              1.06%
                           Number of Accts                              7,921
                           Percent Number of Accts                      0.46%

    61-90 days past due    Dollars                              19,124,000.85
                           Percent Dollars                              0.75%
                           Number of Accts                              5,100
                           Percent Number of Accts                      0.30%

    91-120 days past due   Dollars                              16,012,707.69
                           Percent Dollars                              0.62%
                           Number of Accts                              4,184
                           Percent Number of Accts                      0.24%

    121-150 days past due  Dollars                              13,606,715.31
                           Percent Dollars                              0.53%
                           Number of Accts                              3,389
                           Percent Number of Accts                      0.20%

    151-180 days past due  Dollars                              11,243,916.75
                           Percent Dollars                              0.44%
                           Number of Accts                              2,758
                           Percent Number of Accts                      0.16%

    181 + days past due    Dollars                              17,293,537.04
                           Percent Dollars                              0.67%
                           Number of Accts                              4,088
                           Percent Number of Accts                      0.24%

9. Base Rate Calculation

   Gross Yield                                                       16.09% (1)

   Percentage on Default Accounts                                     5.17% (1)

   Portfolio Yield   (net of losses)                                 10.92% (1)

   Base Rate                                                          7.90%

   Excess of Portfolio Yield over Base Rate                           3.02% (1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Removed Accounts                                       165,250
    Number of Automatic Additonal Accounts                             2,906
    Ending Number of Accounts                                      1,712,370

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the removal of accounts to the Trust on March 2, 1998. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Removed Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 2nd removal included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                16.72%
Receivables in Defaulted Accounts:           5.37%
Portfolio Yield (net of losses):            11.35%
Excess of Portfolio Yield over Base Rate:

Series 1994-2:                               3.44%
Series 1995-1:                               3.45%
Series 1996-1:                               3.50%
Series 1997-1:                               3.64%
Series 1997-2:                               3.60%
Series 1998-1                       Not Applicable


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      21
Monthly Period Ended                                          March 31, 1998
Distribution Date                                             Aptil 15, 1998
Determination Date                                            April 10, 1998
Number of Days in Period                                                  30

1.  Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables    2,816,441,508.86 (1)

    Principal Collections on the Receivables                   369,645,361.43

    Finance Charge Collections on the Receivables               37,756,063.85

    Receivables in Defaulted Accounts                           12,132,057.18

    End of Month - Aggregate Principal Receivables           2,564,055,379.29

    Investor Interest Series 1994-2                             47,142,857.16
    Investor Interest Series 1995-1                            400,000,000.00
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Investor Interest Series 1997-2                            500,000,000.00
    Investor Interest Series 1998-1                            400,000,000.00
    Seller Principal Receivables                               316,912,522.13

    Total Investor Percentage with respect to...
                           Finance Charges                        15.6002871%
                           Charged-Off Accounts                   15.6002871%
                           Principal Receivables                  15.6002871%

    Class A Percentage with respect to...
                           Finance Charges                        14.7812720%
                           Charged-Off Accounts                   14.7812720%
                           Principal Receivables                  14.7812720%

    Class B Percentage with respect to...
                           Finance Charges                         0.8190151%
                           Charged-Off Accounts                    0.8190151%
                           Principal Receivables                   0.8190151%

    Seller Percentage with respect to ...
                           Finance Charges                        12.3598158%
                           Charged-Off Accounts                   12.3598158%
                           Principal Receivables                  11.2733672%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,080,719.11

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,843,677.08
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                631,666.67
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              1,632,574.17
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                   972,801.19

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   281,517.42

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                 104,781.25
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                 90,459.26
     Unpaid Class B Investor Default Amount                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                    51,276.91

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,024,078.10

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Principal Collections used to satisfy
       unpaid unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Class B
       unpaid Investor Default Amount                                    0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B
     Investor Interest                                                   0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,024,078.10

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (dollars)                                       1,001,038,10
    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       3.00%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             52,498,212.41

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 54,221,245.84

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Required Shared Finance Charge Collections for other Series     48,513.89
    Deposit of Shared Finance Charge Collections for other Series   10,029.38

    Total Distribution to Class A Investors                      1,843.677.08
    Total Distribution to Class A Investors per $1,000 Invested          4.86

    Total Distribution to Class B Investors                        104,781.25
    Total Distribution to Class B Investors per $1,000 Invested          4.99

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.83750%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,843,677,08

    Expected Class A Principal                                 379,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,843,677.08
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.86

    Class B Certificate Rate                                         5,98750%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        104,781.25

    Expected Class B Principal                                  21,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            104,781.25
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.99

    Total Certificate Interest Distributable to
     Certificateholders                                          1,948,458.33

    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.87

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 379,000,000.00

    Class A Available Principal Collections                     49,742,056.26
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             51.374.630.43

    Class A Monthly Principal Reinvested in Receivables         51.374.630.43

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original Investment  0.00

    Beginning Class B Interest                                  21,000,000.00

    Class B Available Principal Collections                      2,756,156.15
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,846,615.41

    Class B Reallocated Principal Collections                            0.00
    Prior Month's Cumulative Class B Reallocated Principal Collections   0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest       0.00

    Class B Monthly Principal Reinvested in Receivables          2,846,615.41

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    379,000,000.00
    Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   1.0000000

6.  Calculation of Monthly Servicing Fee

    Series Servicing Fee Percentage                                     2.00%

    Beginning Class A Investor Interest                        379,000,000.00
    Beginning Class B Investor Interest                         21,000,000.00
    Beginning Investor Interest                                400,000,000.00

    Class A Monthly Servicing Fee                                  631,666.67
    Class B Monthly Servicing Fee                                   35,000.00
    Total Monthly Servicing  Fee                                   666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,024,078.10

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         58,506.67

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)
    1-30 days past due     Dollars                             102,366,759.11
                           Percent Dollars                              3.99%
                           Number of Accts                             34,206
                           Percent Number of Accts                      2.00%

    31-60 days past due    Dollars                              27,078,864.96
                           Percent Dollars                              1.06%
                           Number of Accts                              7,921
                           Percent Number of Accts                      0.46%

    61-90 days past due    Dollars                              19,124,000.85
                           Percent Dollars                              0.75%
                           Number of Accts                              5,100
                           Percent Number of Accts                      0.30%

    91-120 days past due   Dollars                              16,012,707.69
                           Percent Dollars                              0.62%
                           Number of Accts                              4,184
                           Percent Number of Accts                      0.24%

    121-150 days past due  Dollars                              13,606,715,31
                           Percent Dollars                              0.53%
                           Number of Accts                              3,389
                           Percent Number of Accts                      0.20%

    151-180 days past due  Dollars                              11,243,916.75
                           Percent Dollars                              0.44%
                           Number of Accts                              2,758
                           Percent Number of Accts                      0.16%

    181 + days past due    Dollars                              17,293,537.04
                           Percent Dollars                              0.67%
                           Number of Accts                              4,088
                           Percent Number of Accts                      0.24%

9. Base Rate Calculation

   Gross Yield                                                       16.09% (1)

   Percentage on Defaulted Accounts                                   5.17% (1)

   Portfolio Yield   (net of losses)                                 10.92% (1)

   Base Rate                                                          7.85%

   Excess of Portfolio Yield over Base Rate                           3.07% (1)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Removed Accounts                                       165,250
    Number of Automatic Additonal Accounts                             2,906
    Ending Number of Accounts                                      1,712,370

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the removal of accounts to the Trust on March 2, 1998. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Removed Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 2nd removal included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                16.72%
Receivables in Defaulted Accounts:           5.37%
Portfolio Yield (net of losses):            11.35%
Excess of Portfolio Yield over Base Rate:

Series 1994-2:                               3.44%
Series 1995-1:                               3.45%
Series 1996-1:                               3.50%
Series 1997-1:                               3.64%
Series 1997-2:                               3.60%
Series 1998-1:                      Not Applicable



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      13
Monthly Period Ended                                          March 31, 1998
Distribution Date                                             April 15, 1998
Determination Date                                            April 10, 1998
Number of Days in Period                                                  30

1.  Trust Activity Series 1997-1

    Beginning of Month - Aggregate Principal Receivables  2,816,441,508.86 (1)

    Principal Collections on the Receivables                  369,645,361.43

    Finance Charge Collections on the Receivables              37,756,063.85

    Receivables in Defaulted Accounts                          12,132,057.18

    End of Month - Aggregate Principal Receivables          2,564,055,379.29

    Investor Interest Series 1994-2                            47,142,857.16
    Investor Interest Series 1995-1                           400,000,000.00
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Seller Principal Receivables                              316,912,522.13

    Adjusted Investor Interest Series 1997-1                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       19.5003588%
                           Charged-Off Accounts                  19.5003588%
                           Principal Receivables                 19.5003588%


    Class A Percentage with respect to...
                           Finance Charges                       16.5733050%
                           Charged-Off Accounts                  16.5733050%
                           Principal Receivables                 16.5733050%

    Class B Percentage with respect to...
                           Finance Charges                        1.3162742%
                           Charged-Off Accounts                   1.3162742%
                           Principal Receivables                  1.3162742%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.6087796%
                           Charged-Off Accounts                   1.6087796%
                           Principal Receivables                  1.6087796%

    Seller Percentage with respect to...
                           Finance Charges                       12.3598158%
                           Charged-Off Accounts                  12.3598158%
                           Principal Receivables                 11.2733672%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,697,376.31

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              2,056,822.92
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,830,723.02
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,101,497.04

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  452,438.71

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                168,960.94
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)"               56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               145,380.95
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                      81,846.82

    Class B Required Amount                                              0.00

    Collateral Available Finance Charge Collections                552,980.64

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   484,230.64

    Total Excess Spread                                          1,667,574.50

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         150,221.36
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       177,687.82
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan Agreement         0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                              13,422.08
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,326,243.23
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.18%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   67,776,557.30
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              67,776,557.30

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                67,776,557.30

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                        48,513,89
    Deposit of Shared Finance Charge Collections for other
     Series                                                        13,422.08

    Total Distribution to Class A Investors                     2,056,822.92
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.84

    Total Distribution to Class B Investors                       168,960.94
    Total Distribution to Class B Investors per $1,000
     Invested                                                           5.01

    Total Distribution to Collateral Interest Holders             150,221.36
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.64

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.80750%
    Class A Cap Rate                                               10.12000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          2,056,822.92
    Class A Monthly Interest                                   2,056,822.92

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        2,056,822.92
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.84

    Class B Certificate Rate                                        6.00750%
    Class B Cap Rate                                               10.32000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            168,960.94
    Class B Monthly Interest                                     168,960.94

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          168,960.94
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               5.01

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                2,225,783.86

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B Certificateholders     4.85

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               67,776,557.30
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning Class B Investor Interest                        33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 150,221.36
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge Collections 0.00 Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.64
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        177,687.82
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           102,366,759.11
                           Percent Dollars                             3.99%
                           Number of Accts                           34,206
                           Percent Number of Accts                     2.00%

    31-60 days past due    Dollars                            27,078,864.96
                           Percent Dollars                             1.06%
                           Number of Accts                            7,921
                           Percent Number of Accts                     0.46%

    61-90 days past due    Dollars                            19,124,000.85
                           Percent Dollars                             0.75%
                           Number of Accts                            5,100
                           Percent Number of Accts                     0.30%

    91-120 days past due   Dollars                            16,012,707.69
                           Percent Dollars                             0.62%
                           Number of Accts                            4,184
                           Percent Number of Accts                     0.24%

    121-150 days past due  Dollars                            13,606,715.31
                           Percent Dollars                             0.53%
                           Number of Accts                            3,389
                           Percent Number of Accts                     0.20%


    151-180 days past due  Dollars                            11,243,916.75
                           Percent Dollars                             0.44%
                           Number of Accts                            2,758
                           Percent Number of Accts                     0.16%

    181 + days past due    Dollars                            17,293,537.04
                           Percent Dollars                             0.67%
                           Number of Accts                            4,088
                           Percent Number of Accts                     0.24%

10. Base Rate Calculation

    Gross Yield                                                      16.09% (1)

    Percentage on Defaulted Accounts                                  5.17% (1)

    Portfolio Yield   (net of losses)                                10.92%(1)

    Base Rate                                                         7.70%

    Excess of Portfolio Yield over Base Rate                          3.22% (1)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Removed Accounts                                      165,250
    Number of Automatic Additonal Accounts                            2,906
    Ending Number of Accounts                                     1,712,370

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the removal of accounts to the Trust on March 2, 1998. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Removed Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 2nd removal included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                16.72%
Receivables in Defaulted Accounts:           5.37%
Portfolio Yield (net of losses):            11.35%
Excess of Portfolio Yield over Base Rate:

Series 1994-2:                               3.44%
Series 1995-1:                               3.45%
Series 1996-1:                               3.50%
Series 1997-1:                               3.64%
Series 1997-2:                               3.60%
Series 1998-1:                      Not Applicable


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       7
Monthly Period Ended                                          March 28, 1998
Distribution Date                                             April 15, 1998
Determination Date                                            April 10, 1998
Number of Days in Period                                                  30

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables  2,816,441,508.86(1)

    Principal Collections on the Receivables                  369,645,361.43

    Finance Charge Collections                                 37,756,063.85

    Receivables in Defaulted Accounts                          12,132,057.18

    End of Month - Aggregate Principal Receivables          2,564,055.379.29

    Investor Interest Series 1994-2                            47,142,857.16
    Investor Interest Series 1995-1                           400,000,000.00
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Seller Principal Receivables                              316,912,522.13

    Adjusted Investor Interest Series 1997-2                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       19.5003588%
                           Charged-Off Accounts                  19.5003588%
                           Principal Receivables                 19.5003588%


    Class A Percentage with respect to...
                           Finance Charges                       16.5753050%
                           Charged-Off Accounts                  16.5753050%
                           Principal Receivables                 16.5753050%

    Class B Percentage with respect to...
                           Finance Charges                        1.3162742%
                           Charged-Off Accounts                   1.3162742%
                           Principal Receivables                  1.3162742%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.6087796%
                           Charged-Off Accounts                   1.6087796%
                           Principal Receivables                  1.6087796%

    Seller Percentage with respect to...
                           Finance Charges                       12.3598158%
                           Charged-Off Accounts                  12.3598158%
                           Principal Receivables                 11.2733672%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,697,376.31

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              2,060,364.58
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,830,723.02
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,097,955.38

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  452,438.71

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                169,242.19
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               145,380.95
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     81,565.57

    Class B Required Amount                                              0.00

    Collateral Available Finance Charge Collections                552,980.64

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   484,230.64

    Total Excess Spread                                          1,663,751.58

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         162,434.90
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       177,687.82
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan Agreement         0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                              13,261.42
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,310,367.44
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.14%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   67,776,557.30
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              67,776,557.30

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                67,776,557.30

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                        48,513.89
    Deposit of Shared Finance Charge Collections for other
     Series                                                        13,261.42

    Total Distribution to Class A Investors                     2,060,364.58
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.85

    Total Distribution to Class B Investors                       169,242.19
    Total Distribution to Class B Investors per $1,000
     Invested                                                           5.01

    Total Distribution to Collateral Interest Holders             162,434.90
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.94

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.81750%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          2,060,364.58
    Class A Monthly Interest                                   2,060,364.58

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        2,060,364.58
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.85

    Class B Certificate Rate                                        6.01750%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            169,242.19
    Class B Monthly Interest                                     169,242.19

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          169,242.19
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               5.01

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                2,229,606.77

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.86

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               67,776,557.30
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 162,434.90
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.94
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        177,687.82
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           102,366,759.11
                           Percent Dollars                             3.99%
                           Number of Accts                           34,206
                           Percent Number of Accts                     2.00%

    31-60 days past due    Dollars                            27,078,864.96
                           Percent Dollars                             1.06%
                           Number of Accts                            7,921
                           Percent Number of Accts                     0.46%

    61-90 days past due    Dollars                            19,124,000.85
                           Percent Dollars                             0.75%
                           Number of Accts                            5,100
                           Percent Number of Accts                     0.30%

    91-120 days past due   Dollars                            16,012,707.69
                           Percent Dollars                             0.62%
                           Number of Accts                            4,184
                           Percent Number of Accts                     0.24%

    121-150 days past due  Dollars                            13,606,715.31
                           Percent Dollars                             0.53%
                           Number of Accts                            3,389
                           Percent Number of Accts                     0.20%

    151-180 days past due  Dollars                            11,243,916.75
                           Percent Dollars                             0.44%
                           Number of Accts                            2,758
                           Percent Number of Accts                     0.16%

    181 + days past due    Dollars                            17,293,537.04
                           Percent Dollars                             0.67%
                           Number of Accts                            4,088
                           Percent Number of Accts                     0.24%

10. Base Rate Calculation

    Gross Yield                                                     16.09% (1)

    Percentage on Defaulted Accounts                                 5.17% (1)

    Portfolio Yield (net of losses)                                 10.92% (1)

    Base Rate                                                          7.74%

    Excess of Portfolio over Base Rate                               3.18% (1)


11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Removed Accounts                                      165,250
    Number of Automatic Additional Accounts                           2,906
    Ending Number of Accounts                                     1,712,370

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the removal of accounts to the Trust on March 2, 1998. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Removed Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 2nd removal included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                                16.72%
Receivables in Defaulted Accounts:           5.37%
Portfolio Yield (net of losses):            11.35%
Excess of Portfolio Yield over Base Rate:

Series 1994-2:                               3.44%
Series 1995-1:                               3.45%
Series 1996-1:                               3.50%
Series 1997-1:                               3.64%
Series 1997-2:                               3.60%
Series 1998-1                       Not Applicable



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       0
Monthly Period Ended                                          March 31, 1998
Distribution Date                                             April 15, 1998
Determination Date                                            April 10, 1998
Number of Days in Period                                                  14

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables  2,816,441,508.86(1)

    Principal Collections on the Receivables                  369,645,361.43

    Finance Charge Collections                                 37,756,063.85

    Receivables in Defaulted Accounts                          12,132,057.18

    End of Month - Aggregate Principal Receivables          2,564,055.379.29

    Investor Interest Series 1994-2                            47,142,857.16
    Investor Interest Series 1995-1                           400,000,000.00
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Seller Principal Receivables                              316,912,522.13

    Adjusted Investor Interest Series 1998-1                  400,000,000.00
     Class A Adjusted Investor Interest                       343,000,000.00
     Class B Investor Interest                                 27,000,000.00
     Collateral Interest                                       30,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       15.6002871%
                           Charged-Off Accounts                  15.6002871%
                           Principal Receivables                 15.6002871%


    Class A Percentage with respect to...
                           Finance Charges                       13.3772462%
                           Charged-Off Accounts                  13.3772462%
                           Principal Receivables                 13.3772462%

    Class B Percentage with respect to...
                           Finance Charges                        1.0530194%
                           Charged-Off Accounts                   1.0530194%
                           Principal Receivables                  1.0530194%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.1700215%
                           Charged-Off Accounts                   1.1700215%
                           Principal Receivables                  1.1700215%

    Seller Percentage with respect to...
                           Finance Charges                       12.3598158%
                           Charged-Off Accounts                  12.3598158%
                           Principal Receivables                 11.2733672%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                  777,323,75

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                777,323,75
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                     0.00
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                                     0.00
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                          0.00

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                   63,288.75

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 63,288.75
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                     0.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                                     0.00
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                          0.00

    Class B Required Amount                                              0.00

    Collateral Available Finance Charge Collections                      0.00

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                      0.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                         0.00

    Total Excess Spread                                                  0.00

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest               0.00
     Remaining unpaid Collateral Monthly Interest                  48,513.89

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount             0.00
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan Agreement         0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                              0.00
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  0.00%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                   48,513.89
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                            0.00
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                                       0.00

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                         0.00

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                        48,513.89
    Draw on Shared Finance Charge Collections from other
     Series                                                        48,513.89

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       777,323.75
    Total Distribution to Class A Investors per $1,000
     Invested                                                           2.27

    Total Distribution to Class B Investors                        63,288.75
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.34

    Total Distribution to Collateral Interest Holders              48,513.89
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    1.62

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.82750%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            777,323.75
    Class A Monthly Interest                                     777,323.75

    Expected Class A Principal                               343,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          777,323.75
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       2.27

    Class B Certificate Rate                                        6.02750%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             63,288.75
    Class B Monthly Interest                                      63,288.75

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           63,288.75
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.34

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  840,612.50

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                2.27

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              400,000,000.00

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables                        0.00
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 400,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      343,000,000.00
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     30,000,000.00

   Class A Monthly Servicing Fee                                       0.00
   Class B Monthly Servicing Fee                                       0.00
   Collateral Interest Monthly Servicing Fee                           0.00

   Total Monthly Servicing  Fee                                        0.00

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             30,000,000.00

    Required Collateral Interest Amount                       30,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                  48,513.89
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               1.62
    Ending Collateral Interest                                30,000,000.00

    Collateral Default Amount this period                              0.00
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           30,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  7.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           102,366,759.11
                           Percent Dollars                             3.99%
                           Number of Accts                           34,206
                           Percent Number of Accts                     2.00%

    31-60 days past due    Dollars                            27,078,864.96
                           Percent Dollars                             1.06%
                           Number of Accts                            7,921
                           Percent Number of Accts                     0.46%

    61-90 days past due    Dollars                            19,124,000.85
                           Percent Dollars                             0.75%
                           Number of Accts                            5,100
                           Percent Number of Accts                     0.30%

    91-120 days past due   Dollars                            16,012,707.69
                           Percent Dollars                             0.62%
                           Number of Accts                            4,184
                           Percent Number of Accts                     0.24%

    121-150 days past due  Dollars                            13,606,715.31
                           Percent Dollars                             0.53%
                           Number of Accts                            3,389
                           Percent Number of Accts                     0.20%

    151-180 days past due  Dollars                            11,243,916.75
                           Percent Dollars                             0.44%
                           Number of Accts                            2,758
                           Percent Number of Accts                     0.16%

    181 + days past due    Dollars                            17,293,537.04
                           Percent Dollars                             0.67%
                           Number of Accts                            4,088
                           Percent Number of Accts                     0.24%

10. Base Rate Calculation

    Gross Yield                                                 Not Applicable

    Percentage on Defaulted Accounts                            Not Applicable

    Portfolio Yield (net of losses)                             Not Applicable

    Base Rate                                                          7.72%

    Excess of Portfolio over Base Rate                          Not Applicable

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Removed Accounts                                      165,250
    Number of Automatic Additional Accounts                           2,906
    Ending Number of Accounts                                     1,712,370

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the March Servicer's Report does not include the receivables arising under the removal of accounts to the Trust on March 2, 1998. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Removed Accounts to the Trust were included in the March Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the March 2nd removal included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                        Not Applicable
Receivables in Defaulted Accounts:  Not Applicable
Portfolio Yield (net of losses):    Not Applicable
Excess of Portfolio Yield over Base Rate:

Series 1994-2:                               3.44%
Series 1995-1:                               3.45%
Series 1996-1:                               3.50%
Series 1997-1:                               3.64%
Series 1997-2:                               3.60%
Series 1998-1                       Not Applicable